SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1, 2005

Commission file number: 000-26393

Jupitermedia Corporation
(Exact name of Registrant as specified in its charter)

Delaware	06-1542480

(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

23 Old Kings Highway South
Darien, Connecticut	06820

(Address of principal executive offices)	(Zip Code)

(203) 662-2800
(Registrant's telephone number, including area code)

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

ITEM 7.01    REGULATION FD DISCLOSURE

On November 1, 2005, Jupitermedia Corporation issued a press release in the form attached as Exhibit 99.1, which is incorporated herein by reference. The furnishing of this information shall not be deemed an admission as to the materiality of the information included in this Current Report. This information is not filed but is furnished pursuant to Regulation FD.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

JUPITERMEDIA CORPORATION

Date: November 4, 2005	By:	/s/ Christopher S. Cardell
Christopher S. Cardell
President and Chief Operating Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release, dated November 1, 2005, of Jupitermedia Corporation